EXHIBIT 13.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of EuroTrust A/S (the "Company") on Form 20-F for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Aldo M.N. Petersen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.


Dated:  June 1, 2005                              /s/ Aldo M.N. Petersen
                                                  ----------------------
                                                  Aldo M.N. Petersen
                                                  Chief Executive Officer